UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2025

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Old Lancaster Road
Malvern,
Pennsylvania
19355
(Address of Principal
Executive Offices)

(610) 535-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $0.01 par value per share, of CubeSmart	CUBE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company (CubeSmart) ☐

Emerging Growth Company (CubeSmart, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

CubeSmart ☐

CubeSmart, L.P. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers:

(b) and (e)

On January 17, 2025, CubeSmart (the “Company”) announced that Joel D. Keaton, the Company’s Chief Operating Officer, will be retiring from the Company effective April 30, 2025 (the “Retirement Date”), after which he has agreed to serve as a non-employee consultant to the Company for a period of up to one year.

In connection with his retirement, Mr. Keaton entered into an agreement with the Company (the “Agreement”), the material terms of which are summarized below.

Pursuant to the terms of the Agreement, Mr. Keaton agreed to provide consulting services after the Retirement Date through, but not after, the first to occur of (i) Mr. Keaton’s death, (ii) April 30, 2026, or (iii) such other date and time prior to such date as the Company and Mr. Keaton may agree. During the term of the Agreement, Mr. Keaton will be available to the Company to provide consultation and advice for transition services, special research projects, and strategic planning as and to the extent requested by, and subject to the express direction of the Company’s Chief Executive Officer.

In connection with his services under the Agreement, Mr. Keaton will receive the sum of $100,000 per month for the period from May 1, 2025 through December 31, 2025 and $50,000 per month for the remaining term of the Agreement.

In addition, Mr. Keaton agreed to be bound by certain non-competition and non-solicitation covenants during the term of the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is expected to be filed as an Exhibit to the Company’s Annual Report on Form 10-K for the period ending December 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer and Secretary
Date: January 17, 2025

CUBESMART, L.P.

By CUBESMART, its general partner

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer and Secretary

Date: January 17, 2025